UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 4, 2021

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 1, 2021, Digital Media Solutions Holdings, LLC (“DMSH LLC”), an indirect subsidiary of Digital Media Solutions, Inc. (“DMS Inc.”), Digital Media Solutions, LLC (“DMS LLC”), an indirect subsidiary of DMS Inc., each of the affiliates of DMS LLC party thereto, various financial institutions party thereto and Monroe Capital Management Advisors, LLC (“Monroe”), as Administrative Agent, entered into Amendment No. 5 to Credit Agreement (the “Amendment”).

The Amendment, among other things, amends the Credit Agreement, dated July 3, 2018, by and among DMSH LLC, DMS LLC, each of the affiliates of DMS LLC party thereto, various financial institutions party thereto and Monroe, as Administrative Agent and Lead Arranger (as amended, the “Credit Facility”) to add the acquisitions of Pushpros Inc., Aimtell, Inc., and Aramis Interactive, LLC, as a Permitted Acquisition.

A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

The following exhibit are filed herewith:

Exhibit Number	Description

10.1
Amendment No. 5 to Credit Agreement, dated February 1, 2021, by and among Digital Media Solutions Holdings, LLC, Digital Media Solutions, LLC, each of the affiliates of Digital Media Solutions, LLC party thereto, various financial institutions party thereto and Monroe Capital Management Advisors, LLC, as Administrative Agent.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2021

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel & Corporate Secretary